As filed with the Securities and Exchange Commission on March 3, 2005
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 2, 2005



                                 B&G Foods, Inc.
                       ---------------------------------
             (Exact name of Registrant as specified in its charter)




            Delaware                    001-32316               13-3918742
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  (State or Other Jurisdiction         (Commission           (IRS Employer
        of Incorporation)              File Number)        Identification No.)



  Four Gatehall Drive, Suite 110, Parsippany, New Jersey           07054
  ------------------------------------------------------          -------
         (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (973) 401-6500
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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

Item 2.02 and Item 7.01. Results of Operations and Financial Condition and Regulation FD Disclosure.

         On March 2, 2005, B&G Foods, Inc., announced by press release and earnings conference call its financial results for the fourth quarter and the fiscal year ended January 1, 2005. The information contained in the press release and the script for the earnings call, which are attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively, is incorporated by reference herein and is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

Item 9.01.  Financial Statements and Exhibits.

         (c)  Exhibits.

               99.1    Press Release dated March 2, 2005,  furnished pursuant to
                       Item 2.02 and Item 7.01
               99.2    Earnings script, furnished pursuant to Item 2.02 and Item
                       7.01



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        B&G FOODS, INC.


Dated:  March 3, 2005                   By: /s/ Robert C. Cantwell
                                            -----------------------------------
                                            Robert C. Cantwell
                                            Executive Vice President of Finance
                                                and Chief Financial Officer





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                                  Exhibit Index
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Exhibit
Number          Description
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99.1            Press  Release dated March 2, 2005,  furnished  pursuant to Item
                2.02 and Item 7.01

99.2            Earnings script, furnished pursuant to Item 2.02 and Item 7.01